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                           NATIONWIDE FAMILY OF FUNDS

                            PRESTIGE ADVISOR SERIES

                 Prospectus Supplement dated December 22, 2000
                       to Prospectus dated March 1, 2000

The following information supplements the information currently in the Prestige Advisor Series prospectus:

     1. The Board of Trustees of Nationwide Mutual Funds (the "Board of Trustees") recently considered and approved a proposal to terminate the subadvisory agreement with Brinson Partners, Inc. ("Brinson"), the current subadviser for the Prestige Large Cap Value Fund (the "Fund"), and has approved the submission to shareholders of a proposal to replace Brinson with NorthPointe Capital LLC ("NorthPointe"). If this action is approved by the shareholders of the Fund at a meeting expected to be held in February 2001, the subadvisory agreement with Brinson would be terminated effective March 1, 2001 and NorthPointe will begin subadvising the Fund effective March 1, 2001.

         NORTHPOINTE CAPITAL LLC is located at 101 West Big Beaver, Suite 1125, Troy, Michigan 48084. NorthPointe, a Delaware limited liability company, was organized in 1999. NorthPointe subadvises several other investment companies, as well as institutional accounts, and is an affiliate of the Fund's investment adviser, Villanova Mutual Fund Capital Trust.

     2. The Board of Trustees recently considered and approved a proposal to liquidate and dissolve the Prestige Balanced Fund (the "Balanced Fund"). If this action is approved by the shareholders of the Balanced Fund, the Balanced Fund will be liquidated and dissolved as soon as practicable thereafter. Prior to such liquidation and dissolution, shareholders will be entitled to purchase, exchange or redeem their shares in the manner set forth in the Fund's current prospectus.

     3. The Board of Trustees recently considered and approved a proposal to liquidate and dissolve the Prestige International Fund (the "International Fund"). If this action is approved by the shareholders of the International Fund, the International Fund will be liquidated and dissolved as soon as practicable thereafter. Prior to such liquidation and dissolution, shareholders will be entitled to purchase, exchange or redeem their shares in the manner set forth in the Fund's current prospectus.


          INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
                             FOR FUTURE REFERENCE.
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                           NATIONWIDE FAMILY OF FUNDS

GARTMORE MILLENNIUM GROWTH FUND (FORMERLY THE "NATIONWIDE MID CAP GROWTH FUND")
                             NATIONWIDE GROWTH FUND
                                NATIONWIDE FUND
                              NATIONWIDE BOND FUND
                        NATIONWIDE TAX-FREE INCOME FUND
                 NATIONWIDE LONG-TERM U.S. GOVERNMENT BOND FUND
               NATIONWIDE INTERMEDIATE U.S. GOVERNMENT BOND FUND
                          NATIONWIDE MONEY MARKET FUND

                 Prospectus Supplement dated December 22, 2000
                       to Prospectus dated March 1, 2000


The following information supplements information in the above noted prospectus:

     The Board of Trustees of Nationwide Mutual Funds, on behalf of the Nationwide Long-Term U.S. Government Bond Fund and the Nationwide Intermediate U.S. Government Bond Fund (respectively, the "Long-Term Fund" and the "Intermediate Fund", and collectively the "Funds") series, recently considered and approved a proposal for the reorganization of the Long-Term Fund with and into the Intermediate Fund. If the reorganization is approved by the shareholders of both Funds at a meeting expected to be held in February 2001, substantially all the assets (subject to liabilities) of the Long-Term Fund will be acquired by the Intermediate Fund in exchange for Class A shares, Class B shares and Class D shares of the Intermediate Fund. Such shares, in turn, will be immediately distributed to the Long-Term Fund's shareholders, after which the Long-Term Fund will be completely liquidated. It is anticipated that this reorganization will occur as soon as practicable if shareholder approval is obtained.

     INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE.